SUNAMERICA STRATEGIC INVESTMENT SERIES, INC. (R)
SUNAMERICA BIOTECH/HEALTH 30 FUND

Supplement to the Prospectus dated June 14, 2000

     Under the section entitled "SALES CHARGE REDUCTIONS AND
WAIVERS - WAIVERS FOR CERTAIN INVESTORS" - on page 6 of the
Prospectus, the following should be added after the first paragraph:

      We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with the Distributor to sell Class II shares with no front-end sales charge.







Dated:  December 1, 2000